Note 26 - Commitments and Contingencies	12 Months Ended
Oct. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]

26.     Commitments and Contingencies

Leases and other commitments

The Company is obligated under non-cancelable operating leases, primarily for its offices and equipment. These leases generally contain customary scheduled rent increases or escalation clauses and renewal options.

The Company is also obligated under outsourcing agreements related to certain aspects of its information technology and human resources support functions. Actual amounts paid under these outsourcing agreements could be higher or lower than the amounts shown below as a result of changes in volume and other variables. In addition, early termination of these outsourcing agreements by the Company could result in the payment of termination fees, which are not reflected in the table below.

As of October 31, 2013, the Company is obligated under non-cancelable operating leases, primarily for its premises and equipment leases and other long-term contractual commitments, to make minimum annual payments of approximately:

Years ended October 31	Operating Leases	Other Contractual Commitments
2014	$942	$41,457
2015	491	27,017
2016	484	26,602
2017	269	33,290
2018	164	24,296
Thereafter	2,128	50,967
	$4,478	$203,629

Net rental expense for premises and equipment leases for the year ended October 31, 2013 was $0.8 million (2012 - $1.1 million; 2011 - $1.3 million).

Contractual commitments

Included in other contractual commitments is approximately $187 million associated with long-term supply arrangements primarily with domestic and international suppliers of isotopes. Other contractual commitments also includes $2.9 million (2012 - $2.5 million) relating to the outsourcing of the information technology infrastructure. The terms of these long-term supply or service arrangements range from 1 to 11 years. The amounts purchased under these contractual commitments for the year ended October 31, 2013 are $47.7 million (2012 - $37.4 million; 2011 - $45.9 million).

Net sales of certain products of the Company are subject to royalties payable to third parties. Royalty expense recorded in direct cost of revenues for the year ended October 31, 2013 amounted to $2.5 million (2012 - $0.5 million; 2011 - $1.6 million).

Captive insurance liability

The Company is self-insured for up to the first $5 million of costs incurred relating to a single liability claim in a year and to $10 million in aggregate claims arising during an annual policy period. The Company provides for unsettled reported losses and losses incurred but not reported based on an independent review of all claims made against the Company. Accruals for estimated losses related to captive insurance are $2.7 million as of October 31, 2013 (October 31, 2012 - $4.6 million) which are recorded in accrued liabilities (Note 12) and other long-term liabilities (Note 15).

Retained liabilities related to Early Stage

Subsequent to the sale of Early Stage, Nordion has retained litigation claims and other costs associated with the U.S. FDA’s review of the Company’s bioanalytical operations (Note 12(a)).

Indemnities and guarantees

In connection with various divestitures that the Company underwent, Nordion has agreed to indemnify various buyers for actual future damage suffered by the buyers related to breaches, by Nordion, of representations and warranties contained in the purchase agreements. In addition, Nordion has retained certain existing and potential liabilities arising in connection with such operations related to periods prior to the closings. To mitigate Nordion’s exposure to these potential liabilities, the Company maintains errors and omissions and other insurance. Nordion is not able to make a reasonable estimate of the maximum potential amount that the Company could be required to pay under these indemnities. The Company has not made any significant payments under these types of indemnity obligations in the past.

Internal investigation

In 2012, the Company discovered potential irregularities related to potential improper payments and other related financial irregularities in connection with the supply of materials and services to the Company. As a result, the Company made voluntary disclosure to relevant regulators and authorities in the U.S. and Canada and commenced an internal investigation of the possible compliance issues, focusing on compliance with the Canadian Corruption of Foreign Public Officials Act (CFPOA) and the U.S. Foreign Corrupt Practices Act (FCPA). The Company remains unable to determine whether there will be any potential regulatory and/or enforcement action resulting from these matters or, if any such action is taken, whether it will have a material adverse effect on Nordion’s business, financial position, profitability or liquidity. If regulatory or enforcement authorities determine to take action against the Company, Nordion may be, among other things, subject to fines and/or penalties which may be material.

The Company is committed to the highest standards of integrity and diligence in its business dealings and to the ethical and legally compliant business conduct of its employees, representatives and suppliers. The Company continues to cooperate with regulatory and enforcement authorities. In parallel with the internal investigation, the Company developed and implemented a number of new and enhanced policies and procedures related to compliance. The Company also created and staffed a Director, Corporate Compliance position who reports to the Finance and Audit Committee. The intent of these changes is to strengthen the company’s overall compliance framework.